Employee Benefits	12 Months Ended
Dec. 31, 2012
Employee Benefits
Note 13:	Employee Benefits

401(k) Plan — The Company maintains a 401(k) savings plan for eligible employees.  The Company’s contributions to this plan were $213,983 and $182,833 for the years ended December 31, 2012 and 2011, respectively.  The plan invests some of its assets in deposit accounts at the Company which earned interest at a rate of 2.00% to 2.50% for the year ended December 31, 2012 and 2.50% to 2.75% for the year ended December 31, 2011.

Deferred Compensation Plan — The Company maintains a deferred compensation plan for certain key officers and employees.  Contributions are determined annually by the Company’s Board of Directors.  Effective in 2005, the Company froze this plan and no contributions to this plan were made for the years ended December 31, 2012 or 2011.  The plan accrues interest at a variable rate which fluctuates based on Moody’s Corporate Bond Average Index.  The amount recorded on the consolidated balance sheets as deferred compensation was $2,329,859 and $2,288,283 as of December 31, 2012 and 2011, respectively.  Compensation expense related to the plan was $135,730 and $153,145 for the years ended December 31, 2012 and 2011, respectively.

The Company has also entered into deferred compensation agreements with certain key officers and employees.  The agreements provide for monthly payments at retirement or death.  The charge to expense for this plan reflects the accrual using the principal and interest method over the vesting period of the present value of benefits due each participant on the full eligibility date using a 4.75% discount rate.  The amount recorded on the consolidated balance sheets as deferred compensation was $1,377,543 and $1,007,544 as of December 31, 2012 and 2011, respectively.  Compensation expense related to the plans was $398,899 and $199,662 for the years ended December 31, 2012 and 2011, respectively.

Employee Stock Ownership Plan (ESOP) — The ESOP is a noncontributory defined contribution plan which covers substantially all employees.  The Company may contribute to the Plan, at its discretion, an amount determined by the Board of Directors.

As part of the second step conversion, in July 2010 the Company acquired 41,614 additional shares of Company common stock at $10 per share in the conversion with funds provided by a loan from the Company.  Accordingly, $416,140 of common stock acquired by the ESOP was shown as a reduction of stockholders’ equity.  Shares are released to participants proportionately as the loan is repaid.  Dividends on allocated shares are recorded as dividends and charged to retained earnings.  Dividends on unallocated shares are used to repay the loan and are treated as compensation expense.  Compensation expense is recorded equal to the fair market value of the stock when contributions, which are determined annually by the Board of Directors of the Company, are made to the ESOP.

ESOP expense for the years ended December 31, 2012 and 2011 was $58,564 and $45,121, respectively.

	2012	2011

Allocated shares	49,668	52,815
Shares committed for allocation	3,624	3,471
Unearned shares	32,438	32,591

Total ESOP shares	85,730	88,877

Fair value of unearned shares at December 31	$562,799	$448,126

The Company is obligated at the option of each beneficiary to repurchase shares of the ESOP upon the beneficiary’s termination or after retirement.  At December 31, 2012, the fair value of the 49,668 allocated shares held by the ESOP is $861,740.  The fair value of all shares subject to the repurchase obligation is $924,616.